UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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Roanoke Electric Steel Corporation

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ROANOKE ELECTRIC STEEL CORPORATION P.O. BOX 13948 ROANOKE, VIRGINIA 24038-3948

December 20, 2002

DEAR SHAREHOLDER:

The Annual Meeting of Shareholders of Roanoke Electric Steel Corporation will be held at 10:00 a.m. on Tuesday, February 18, 2003, in the Auditorium of the American Electric Power Company Building, 40 Franklin Road, S.W., Roanoke, Virginia. Enclosed you will find the formal Notice, Proxy and Proxy Statement detailing the matters which will be acted upon.

Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy as soon as possible in the enclosed postage-paid envelope. Should you decide to attend the meeting and vote in person, you may withdraw your proxy.

We appreciate your continued interest and investment in Roanoke Electric Steel Corporation.

Sincerely,

DONALD G. SMITH
Chairman and CEO

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF ROANOKE ELECTRIC STEEL CORPORATION:

NOTICE is hereby given that the 2003 Annual Meeting of Shareholders of Roanoke Electric Steel Corporation (the “Company”) will be held in the Auditorium of the American Electric Power Company Building, 40 Franklin Road, S.W., Roanoke, Virginia, on Tuesday, February 18, 2003, at 10:00 a.m., local time, for the following purposes:

1.	To elect three Class A directors to serve until the Annual Meeting of Shareholders in 2006, and, in the case of each director, until his successor is duly elected and qualifed; and

2.	To transact such other business as may properly come before the Meeting, or any adjournments thereof.

Only shareholders of record at the close of business on December 10, 2002, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof.

To assure that your shares are represented at the Annual Meeting, please complete, date, sign and mail promptly the enclosed proxy card in the return envelope provided. Your proxy is revocable at any time prior to its exercise, and if you are present at the meeting, you may withdraw your proxy and vote in person if you so desire.

By Order of the Board of Directors

THOMAS J. CRAWFORD
Vice President Administration
And Secretary

December 20, 2002

ROANOKE ELECTRIC STEEL CORPORATION P.O. BOX 13948 ROANOKE, VIRGINIA 24038-3948

PROXY STATEMENT

2003 ANNUAL MEETING OF SHAREHOLDERS

The solicitation of the enclosed 2003 proxy is made by and on behalf of the Board of Directors (the “Board”) of Roanoke Electric Steel Corporation (the “Company”) to be used at the 2003 Annual Meeting of Shareholders to be held on Tuesday, February 18, 2003, at 10:00 a.m., local time, in the Auditorium of the American Electric Power Company Building, 40 Franklin Road, S.W., Roanoke, Virginia, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date of the Proxy Statement and the accompanying proxy is December 20, 2002.

The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mails, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, telegram or personal calls. No additional compensation will be paid by the Company to such officers, directors and regular employees for such solicitation assistance. It is contemplated that brokerage houses and nominees will be requested to forward the proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for reasonable charges and expenses in this connection.

All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by submitting a signed proxy bearing a later date or by written notice of revocation of the proxy sent to the Corporate Secretary of the Company, P.O. Box 13948, Roanoke, Virginia 24038-3948.

The Annual Report to Shareholders, including the financial statements for the year ended October 31, 2002, reported upon by Deloitte & Touche LLP, is being mailed concurrently with this Proxy Statement, but should not be considered proxy solicitation material.

As of December 10, 2002, the Company had outstanding 10,942,813 shares of common stock, each of which is entitled to one vote at the Annual Meeting. Only shareholders of record at the close of business on December 10, 2002, will be entitled to vote at the Annual Meeting or any adjournments thereof.

A majority of votes entitled to be cast on matters to be considered at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominee (“Broker Shares”) which are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Conversely, Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present. If a quorum is established, directors will be elected by a plurality of the votes cast by shares entitled to vote at the Annual Meeting. Votes that are withheld and Broker Shares that are not voted will not be included in determining the number of votes cast.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth as of December 10, 2002, information with respect to the known beneficial owners of more than five percent of the outstanding common stock of the Company. Unless otherwise noted in the footnotes to the table, the named beneficial owners have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

The Bass Management Trust, Wesley Guylay Capital Management, L.P. and Wesley Guylay Capital Management III, L.P. c/o W. Robert Cotham 201 Main Street, Suite 2600 Fort Worth, TX 76102	657,800[1]	6.0%

Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	768,399[2]	7.0%

Sarah Hancock McClain 3912 Bosworth Drive, S.W. Roanoke, VA 24014	948,969	8.7%

Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew A. Ziegler and Carlene Murphy Ziegler 1000 North Water Street, #1770 Milwaukee, WI 53202	1,131,288[3]	10.3%

1
Information is based on a Schedule 13G, reporting sole voting and dispositive power as follows: The Bass Management Trust, 48,289 shares; Wesley Guylay Capital Management, L.P., 448,661 shares; and, Wesley Guylay Capital Management III, L.P., 160,850 shares.

2
Information is based on a Schedule 13G, filed on behalf of Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, which furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the “Portfolios”). In its role as investment advisor and investment manager, Dimensional possessed both voting and investment power over 768,399 shares as of September 30, 2002. The Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities.

3
Information is based on a Schedule 13G, filed on behalf of Artisan Partners Limited Partnership (“Artisan Partners”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, Artisan Investment Corporation (“Artisan Corp.”), the General Partner of Artisan Partners, and Mr. Ziegler and Ms. Ziegler, the principal stockholders of Artisan Corp., indicating shared voting and dispositive power of the reported shares.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth as of December 10, 2002, certain information regarding the beneficial ownership of the common stock of the Company by each director and nominee, each named executive officer, and directors, nominees and executive officers as a group. Unless otherwise noted in the footnotes to the table, the named persons have sole voting and investment power with respect to all outstanding shares of common stock shown as beneficially owned by them.

Name of Beneficial Owner and Number of Persons in Group	Shares of Common Stock Beneficially Owned	Percent of Class

Frank A. Boxley	155,700[1]	1.4%
George B. Cartledge, Jr.	103,792[2]	*
Thomas J. Crawford	47,322[3]	*
Timothy R. Duke	23,000[4]	*
Donald R. Higgins	61,302[5]	*
George W. Logan	383,600[6]	3.5%
Charles I. Lunsford, II	20,245[7]	*
John E. Morris	57,947[8]	*
Thomas L. Robertson	28,225[9]	*
Donald G. Smith	226,861[10]	2.1%
Charles W. Steger	350	*
All directors, nominees and executive officers as a group (11 persons)	1,108,344[11]	9.9%

*	Less than one percent.
1	Includes 85,906 shares held in the name of Mr. Boxley’s spouse and 3,000 shares which Mr. Boxley has the right to acquire through the exercise of stock options.
2
Includes 1,264 shares held in the name of Mr. Cartledge’s spouse, 2,528 shares held in custodian accounts for the benefit of Mr. Cartledge’s children, 50,000 shares held by Grand Home Furnishings, Inc., of which Mr. Cartledge is Chairman, and 3,000 shares which Mr. Cartledge has the right to acquire through the exercise of stock options.

3	Includes 23,000 shares which Mr. Crawford has the right to acquire through the exercise of stock options.
4	Includes 19,000 shares which Mr. Duke has the right to acquire through the exercise of stock options.
5	Includes 1,350 shares held in the name of Mr. Higgins’ spouse and 24,300 shares which Mr. Higgins has the right to acquire through the exercise of stock options.
6
Includes 600 shares held in the name of Mr. Logan’s spouse, 22,500 shares held in a custodian account for the benefit of Mr. Logan’s son, and 3,000 shares which Mr. Logan has the right to acquire through the exercise of stock options.

7	Includes 3,000 shares which Mr. Lunsford has the right to acquire through the exercise of stock options.
8	Includes 34,447 shares held in the name of Mr. Morris’ spouse and 23,500 shares which Mr. Morris has the right to acquire through the exercise of stock options.
9	Includes 3,000 shares which Mr. Robertson has the right to acquire through the exercise of stock options.
10	Includes 134 shares held in the name of Mr. Smith’s spouse and 97,125 shares which Mr. Smith has the right to acquire through the exercise of stock options.
11	Includes 201,925 shares which directors and executive officers have the right to acquire through the exercise of stock options.

PROPOSAL NO. 1    ELECTION OF DIRECTORS

The Company’s Board of Directors is divided into three classes (A, B and C) with staggered three-year terms. The current term of office of the Class A directors expires at the 2003 Annual Meeting of Shareholders. The terms of the Class B and C directors expire in 2004 and 2005, respectively.

There are three Class A directors, George B. Cartledge, Jr., Thomas L. Robertson and Donald G. Smith, each of whom has been nominated for reelection by the Board of Directors.

It is the intention of the persons named as proxies, unless instructed otherwise, to vote for the election of each of the three nominees set forth below. Each nominee has consented to being named as a nominee and has agreed to serve if elected. If any nominee shall unexpectedly be unable to serve, the shares represented by all valid proxies will be voted for the remaining nominees and such other person or persons as may be designated by the Board. At this time, the Board knows of no reason why any nominee might be unable to serve. The Class A nominees will serve for a three-year term until the 2006 Annual Meeting and until their successors are elected and qualified.

The Board of Directors recommends a vote FOR each of the nominees for Director.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

The following information, including the principal occupation during the past five years, is given with respect to the directors and nominees for election to the Board at the 2003 Annual Meeting of Shareholders.

Name, Age, Principal Occupation and Certain Other Directorships	Director Since

NOMINEES FOR DIRECTOR
CLASS A
(Serving until 2006 Annual Meeting)
GEORGE B. CARTLEDGE, JR. (61). Chairman, Grand Home Furnishings, Inc. (“Grand”), a retailer of home and office furniture, since January 1999; prior thereto, President, Grand.	1991
THOMAS L. ROBERTSON (59). Chairman, Carilion Biomedical Institute since 2000; prior thereto, President and Chief Executive Officer, Carilion Health System, a regional provider of healthcare services. Director, RGC Resources, Inc.	1992
DONALD G. SMITH (67). Chairman of the Board, President, Treasurer and Chief Executive Officer of the Company. Director, American Electric Power Company, Inc.	1984

Name, Age, Principal Occupation and Certain Other Directorships	Director Since

DIRECTORS CONTINUING IN OFFICE
CLASS B
(Serving until 2004 Annual Meeting)
FRANK A. BOXLEY (69). President, Southwest Construction, Inc., a general contractor.	1993
TIMOTHY R. DUKE (51). President and Chief Executive Officer, Steel of West Virginia, Inc. (“SWVA”), a wholly-owned subsidiary of the Company. Director, Cold Metal Products, Inc.	1999
GEORGE W. LOGAN (57). Chairman, Valley Financial Corporation, a holding company for Valley Bank, N.A., a general commercial and retail banking business. Director, Valley Financial Corporation, RGC Resources, Inc.	1997

DIRECTORS CONTINUING IN OFFICE
CLASS C
(Serving until 2005 Annual Meeting)
CHARLES I. LUNSFORD, II (62). Retired since January, 1998; prior thereto, Chairman, Chas. Lunsford Sons & Associates, a general insurance brokerage firm and agency.	1978
CHARLES W. STEGER (55). President, Virginia Polytechnic Institute and State University (“Virginia Tech”) since January 2000; prior thereto, Vice President for Development and University Relations, Virginia Tech.	2002

BOARD OF DIRECTORS AND COMMITTEES

Meetings of the Board

The Board of Directors held twelve meetings during fiscal 2002. All directors attended 75% or more of the total number of meetings of the Board and the committees of the Board on which they served.

Director Compensation

Prior to September 1, 2002, each director of the Company received a $12,000 annual retainer plus $1,000 for each Board meeting attended. Effective September 1, 2002, the annual retainer was reduced to $6,000 and the Board meeting attendance fee was reduced to $500. In addition, non-employee directors receive a fee of $750 for each committee meeting attended. Directors not residing in Roanoke, Virginia, are reimbursed for actual travel expenses to attend Board and committee meetings.

On February 18, 1997, the Company implemented a Non-Employee Director Stock Option Plan (the “Director’s Plan”). The total underlying shares issuable pursuant to options granted to any individual non-employee director under the Director’s Plan is limited to a maximum of 3,000 shares, with a maximum aggregate of 25,000 shares issuable under the Director’s Plan. Future non-employee directors are eligible for participation in the Director’s Plan. At October 31, 2002, each current non-employee director, except Dr. Steger, has received options to purchase 3,000 shares of Company common stock at the fair market value on date of grant, with a term of ten years. To date, 24,000 shares of the maximum aggregate shares issuable pursuant to options have been granted to non-employee directors.

Directors’ Retirement Plan

The Board adopted, effective as of January 24, 1989, an unfunded directors’ retirement plan, whereby eligible directors of the Company will receive a monthly benefit following retirement from the Board. A director is eligible after five years of service as a director and will be paid an amount equal to the retainer fee being paid  to then current members of the Board for a period corresponding in duration with the participant’s years of service as a director of the Company, or such longer or shorter period as the Board may determine. In all cases, payment of benefits will cease upon the death of the participant.

Committees of the Board

The Board of Directors of the Company has standing Executive, Audit, Profit Sharing Plan and Compensation and Stock Option Committees. The respective membership on and functions of such committees are set forth below. The Board has no standing Nominating Committee.

The Executive Committee of the Board is composed of directors Smith (Chairman), Cartledge, Logan and Robertson. This Committee is authorized to act, between meetings of the Board, in the place and stead of the Board, except with respect to matters reserved for the Board by Virginia law or by resolution of the Board. The Executive Committee met twelve times in fiscal 2002.

The Audit Committee of the Board is composed of directors Robertson (Chairman), Logan and Steger. The functions of the Audit Committee include reviewing the accounting principles and procedures employed by the Company, reviewing annual and interim reports of the Company and the independent public accountants of the Company, reviewing significant financial information, reviewing the Company’s system of internal controls, reviewing all related party transactions and recommending the selection of the independent public accountants. The Audit Committee met three times in fiscal 2002.

The Profit Sharing Plan Committee of the Board is composed of directors Lunsford (Chairman) and Smith. The Committee meets quarterly to administer the Employees’ Profit Sharing Plan of the Company, including making amendments thereto and issuing rulings or interpretations thereunder. The Profit Sharing Plan Committee met four times in fiscal 2002.

The Compensation and Stock Option Committee of the Board is composed of directors Cartledge (Chairman), Boxley and Lunsford. The Committee meets as necessary to oversee the Company’s compensation and benefit practices, recommend to the full Board the compensation arrangements for the Company’s senior officers, administer the Company’s executive compensation plans and administer and consider awards under the Company’s Employees’ Stock Option Plan. The Compensation and Stock Option Committee met twice in fiscal 2002.

EXECUTIVE COMPENSATION

The following table provides certain summary information for the fiscal years ended October 31, 2002, 2001 and 2000 concerning the compensation of the Company’s Chief Executive Officer and each of the other executive officers of the Company whose total annual compensation and bonus in fiscal 2002 exceeded $100,000 (hereinafter referred to as the “Named Executive Officers”).

Summary Compensation Table

Long Term Compensation
Name and Principal Position	Annual Compensation1			Awards
	Year	Salary($)	Bonus($)2	Securities Underlying Options (#)	All Other Compensation ($)[3]
Donald G. Smith Chairman, President, Treasurer and CEO	2002 2001 2000	412,000 400,667 357,333	51,499 128,958 585,561	— 24,000 24,000	1,808 6,382 14,475
Donald R. Higgins Vice President-Sales	2002 2001 2000	168,000 164,667 153,000	16,093 40,299 182,988	— 6,000 6,000	70 4,662 12,714
John E. Morris Vice President-Finance and Assistant Treasurer	2002 2001 2000	167,000 163,667 152,000	16,093 40,299 182,988	— 6,000 6,000	70 4,924 12,946
Thomas J. Crawford Vice President Administration and Corporate Secretary	2002 2001 2000	153,000 149,667 138,000	12,875 32,240 146,390	— 6,000 6,000	70 4,248 12,239
Timothy R. Duke President and CEO, Steel of West Virginia, Inc.	2002 2001 2000	292,000 287,333 265,667	5,793 29,967 185,319	— 7,000 7,000	668 424 8,712

1	None of the Named Executive Officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of the total of his salary and bonus reported in the above table.

2	Represents incentive compensation paid according to the incentive compensation program, as described in the Compensation and Stock Option Committee Report on Executive Compensation.

[3]	Represents for 2002 employer paid insurance premiums.

There were no stock options granted to any of the Named Executive Officers during the fiscal year ended October 31, 2002.

The following table sets forth information regarding stock options exercised by each of the Named Executive Officers during the fiscal year ended October 31, 2002 and the value of unexercised options held by such persons on October 31, 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#)	Value of Unexercised In-the-Money Options at FY-End ($)
			Exercisable/ Unexercisable	Exercisable/ Unexercisable
Donald G. Smith	—	—	97,125/0	24,960/0
Donald R. Higgins	—	—	24,300/0	6,240/0
John E. Morris	—	—	23,500/0	6,240/0
Thomas J. Crawford	—	—	23,000/0	6,240/0
Timothy R. Duke	—	—	19,000/0	7,280/0

Change in Control Arrangements

On August 20, 1996, the Company entered into executive severance agreements designed to serve the best interests of the Company and its shareholders. The purpose of the agreements is (i) to insure that the shareholders’ interest is protected during negotiations relating to possible business combination transactions by placing the executives responsible for negotiations in an objective, impartial position; and (ii) to encourage key managers to remain with the Company to run the Company’s business. All of the persons named in the Summary Compensation Table have executed executive severance agreements, and, upon termination of their employment with the Company for any reason (other than death, retirement, cause, disability or voluntary termination for other than good reason) within three years of that change in control, would be entitled to benefits from the Company, including, but not limited to, (i) a cash payment in an amount equal to 2.99 times their respective annual compensation; and (ii) continuation of their usual executive benefits for up to three years after termination.

The executive severance agreements define a “change in control” as a transaction that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K under the Securities Exchange Act of 1934, including, without limitation, (i) any person, entity or group becoming the beneficial owner, directly or indirectly, of the securities of the Company representing 20% or more of the combined voting power of the Company, or (ii) the individuals who on the date of the executive severance agreement constitute the Board of Directors ceasing for any reason to constitute at least a majority of the Board unless the election or the nomination for election by the Company’s shareholders of each new director was approved by a vote of at least 75% of the incumbent directors then still in office.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT  ON EXECUTIVE COMPENSATION

The Compensation and Stock Option Committee (the “Committee”) of the Board of Directors is comprised of three non-employee directors, none of whom are eligible to participate in any of the compensation plans administered by the Committee. The Committee is generally charged with overseeing the Company’s compensation and benefit practices, making determinations regarding the award of stock options to the Company’s executive officers and other employees under the Company’s Employees’ Stock Option Plan (the “Option Plan”) and providing recommendations to the full Board on the salary, incentives and other compensation of the Company’s senior officers.

Compensation Program. The Company’s executive compensation program is designed to attract and retain qualified executives, to support a longstanding internal culture of loyalty and dedication to the interests of the Company and to reward its executives for short and long-term operating results and individual contributions which enhance the value of shareholders’ investment in the Company. Compensation of the executive officers, including the Chief Executive Officer, has been structured and administered so that a substantial component of total compensation is dependent upon, and directly related to, the Company’s earnings, growth and profitability. Salaries are set at levels which in general are less than amounts paid by competitors, with the incentive compensation program (described below) providing an opportunity for executives to earn competitive levels of total cash compensation. The Company’s executive compensation program encourages executives to increase profitability and shareholder value.

Base Salary. Base salaries for executive officers for 2002 were recommended by the Committee and approved by the Board of Directors. The amount of base salary for executive officers other than the Chief Executive Officer is recommended to the Committee by the Chief Executive Officer, based on his evaluation of the executive’s performance and contribution to the Company’s overall results and current and projected economic conditions. The base salary recommendation for the Chief Executive Officer is determined separately by the Committee after reviewing the Chief Executive Officer’s performance, the overall results of the Company and the economic climate. In recommending the base salaries for both the Chief Executive Officer and the other executive officers, the Committee also considers the salaries paid to the chief executive officers and executive officers of other companies, as well as inflation and cost of living factors. The salaries of the Named Executive Officers are listed in the Summary Compensation Table. The Named Executive Officers received no increases in base salary in 2002. The salaries reported for 2002 in the Summary Compensation Table were effective in March 2001 and reflect the current level paid for all of 2002 and eight months of 2001.

Incentive Compensation Program. The Company’s incentive compensation program, which was established in 1958, has insured that a portion of the total compensation of the executive officers is at risk with respect to the profitability of the Company. The purpose of the incentive program is to directly link a significant portion of executive compensation to Company profitability, which will motivate executives to increase profitability and will reward executives with respect to the Company’s success. The emphasis on incentive compensation for executives is consistent with the pay-for-performance policy applied throughout the Company. The Committee believes this approach provides competitive compensation and is in the best interests of the Company and its shareholders. Under the program, a percentage of the consolidated monthly gross profits, before profit sharing and taxes, of the Company or of Steel of West Virginia, Inc. (“SWVA”), may be distributed to Company officers. At October 31, 2002, the incentive percentages being paid to Messrs. Smith, Higgins, Morris and Crawford totaled 3.75% of the consolidated monthly gross profits, before profit sharing and taxes, of the Company, and the incentive percentage being paid to Mr. Duke was 2.0% of the consolidated monthly gross profits, before profit sharing and taxes, of SWVA. The percentage of incentive compensation to be received by each executive officer, if any, is approved annually by the Board, upon recommendation of the Committee, using the same procedures and criteria that are applied in determining base salary. The Committee determines the percentage to be awarded to the Chief Executive Officer. The percentages for the other executive officers are recommended by the Chief Executive Officer and are reviewed and approved by the Committee. Incentives earned by the Named Executive Officers are listed in the Summary Compensation Table. The Named Executive Officers received no increase in incentive compensation percentage in 2002.

Stock Options. Stock options awarded under the Option Plan are used as incentives for individual and Company performance and to foster stock ownership by Company executives and other employees. The Compensation and Stock Option Committee has sole responsibility for determining all awards of stock options under the Option Plan, including awards to the Company’s executive officers, and for establishing the terms and exercise periods (not to exceed five years) of such options, the requisite conditions for exercise and the amounts of the awards. Under the Option Plan, the option price is 85% of the closing per share sales price of the Company’s common stock on the date of grant. In awarding options to executive officers, the Compensation and Stock Option Committee considers the factors set forth above, as well as the individual’s current shareholdings in the Company. The Compensation and Stock Option Committee currently reviews and determines each year the frequency, timing, number, or size of option grants to executive officers and other employees of the Company.

Compensation of the Chief Executive Officer. In determining the compensation of the Chief Executive Officer, the Committee is guided by the policies and programs described above, Company performance and competitive practices. The primary factor underlying this arrangement is the Company’s emphasis on tying a substantial portion of executives’ total compensation to the Company’s performance. The amount of total cash compensation of the Chief Executive Officer fluctuates depending on the profitability of the Company. As mentioned previously, the base salary for the Chief Executive Officer and the incentive compensation percentage did not change in 2002.

SUBMITTED BY THE COMPENSATION AND STOCK OPTION COMMITTEE:

George B. Cartledge, Jr., Chairman
Frank A. Boxley
Charles I. Lunsford, II

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of three independent directors and operates under a written charter first adopted by the Board of Directors in December 1999. The Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the financial statements with generally accepted accounting principles. The Committee monitors and oversees these processes. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements with management and the independent auditors.

The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditor’s independence from the Company and its management, including the matters in the written disclosures and letter required by the Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees), which have been received by the Committee.

The Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, the evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financials be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2002, for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE:

Thomas L. Robertson, Chairman
George W. Logan
Charles W. Steger

PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the cumulative total shareholder return on the Company’s common stock with the cumulative total returns on the Standard & Poor’s 500 Composite Stock Index (the “S&P 500”) and the Standard & Poor’s Steel Index (the “S&P Steel”) for the five year period commencing on October 31, 1997 and ending on October 31, 2002. These comparisons assume the investment of $100 in the Company’s common stock and each of the indices on October 31, 1997 and the reinvestment of dividends.

INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s independent public accountants are selected annually by the Board upon recommendation of the Audit Committee. The public accounting firm of Deloitte & Touche LLP (“Deloitte”) has been retained by the Company as the independent public accountants for fiscal year 2003. It is expected that a representative of that firm will be present at the shareholders’ meeting and will have the opportunity to make a statement and respond to appropriate questions.

Audit Fees

The aggregate fees billed by Deloitte for professional services rendered for the audit of the Company’s consolidated financial statements and review of the quarterly financial statements for the year ended October 31, 2002 were $220,000.

Financial Information Systems Design and Implementation Fees

Deloitte did not render any professional services to the Company in fiscal 2002 for financial information systems design and implementation.

All Other Fees

The aggregate fees billed by Deloitte for services rendered, other than services for the audit and quarterly reviews discussed under “Audit Fees” above, were $145,852. These other services were primarily for tax planning and consultation, assistance with the preparation of returns and other non-financial statement audit services. The Audit Committee has considered whether the provision of these services is compatible with Deloitte maintaining its independence and has determined that the performance of these services did not adversely impact Deloitte’s independence.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended for inclusion in the Company’s proxy statement for the 2004 Annual Meeting of Shareholders must be received by the Company, addressed to the attention of the Corporate Secretary, at its principal executive offices, 102 Westside Boulevard, N.W., Roanoke, Virginia 24017, no later than August 22, 2003. The Company’s Bylaws limit the business to be transacted at a meeting of shareholders to that specified in the notice of the meeting, those otherwise properly presented by the Board of Directors and those presented by a shareholder of record of the Company so long as the shareholder gives the President of the Company written notice of the matter not less than sixty nor more than ninety days prior to the meeting. However, if less than seventy days notice or prior public disclosure of the date of the meeting is given or made, notice by the shareholders will be considered timely if it is received by the close of business on the tenth day following the day on which such notice of the meeting was given or the public disclosure was made. Notice is deemed to have been given more than seventy days in advance of an annual meeting of shareholders if the annual meeting is called on the third Tuesday of February. The shareholder’s written notice under this Bylaw provision must include certain specified information concerning the proposal, and information as to the proponent’s ownership of the Company common stock. Proposals not meeting these requirements will not be entertained at a shareholder’s meeting.

MISCELLANEOUS

All properly executed proxies received by the Company will be voted at the Annual Meeting in accordance with the specifications contained thereon.

The Board knows of no other matter which may properly come before the Annual Meeting for action. However, if any other matter does properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote in accordance with their judgment upon such matter.

By Order of the Board of Directors

THOMAS J. CRAWFORD
Vice President Administration
and Secretary

                       ROANOKE ELECTRIC STEEL CORPORATION

                    Proxy for Annual Meeting of Shareholders
                                February 18, 2003

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald G. Smith, John E. Morris and Thomas J.
Crawford, or any of them who shall act, proxies for and with all the powers of the undersigned, each with powers of substitution, to vote all shares of the common stock of Roanoke Electric Steel Corporation registered in the name of the undersigned at the Annual Meeting of Shareholders of said Corporation to be held in the auditorium of the American Electric Power Company Building, 40 Franklin
Road, S.W., Roanoke, Virginia, on February 18, 2003, at 10:00 a.m., local time, and at all adjournments thereof, on all matters set forth in the Notice and accompanying Proxy Statement for said meeting, a copy of which has been received by the undersigned, as follows on the reverse side of this card.

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            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED? If so, print new address below:

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[X] Please mark
    votes as in
    this example.

--------------------------------------------------------------
            ROANOKE ELECTRIC STEEL CORPORATION
--------------------------------------------------------------

  1.  To elect three Class A directors to serve until the Annual          2. In their discretion, upon such other matters as may
      Meeting of Shareholders in 2006 and, in the case of each               properly come before the meeting and any adjournments
      director, until his successor is duly elected and qualified.           thereof.

      Nominees: (01) George B. Cartledge, Jr.,
                (02) Thomas L. Robertson and (03) Donald G. Smith

                          FOR      [  ]           [   ] WITHHELD
                          ALL                           FROM ALL
                        NOMINEES                        NOMINEES

            [  ]_________________________________________________
                      For all nominees except as noted above              Mark box at right if an address change has been       [  ]
                                                                          noted on the reverse side of this card.

                                                                          The undersigned hereby acknowledges receipt of the Notice
                                                                          of Meeting and Proxy Statement dated December 20, 2002.

                                                                          Unless otherwise indicated hereon, all shares shall be
                                                                          voted for the election of directors.

                                                                          Your shares cannot be voted unless you sign, date and
                                                                          return this Proxy.

Signature: _____________________________ Date: ______________ Signature: ______________________________________ Date: ______________